UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 7, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)
5100 Tennyson Parkway
Suite 1200
Plano, Texas 75024
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 2.02. Results of operations and Financial Condition.
On April 7, 2009, the Company issued a press release announcing that it would be hosting three identical conferences for analysts and asset managers in Dallas, New York and Boston. In this announcement, the Company also provided a preliminary estimate of its first quarter 2009 oil production volumes from its tertiary operations and reported that its estimates of tertiary oil production and total oil and gas production for the first quarter of 2009 were expected to be in line with the Company’s prior estimates. The text of the April 7, 2009 press release is attached hereto as Exhibit 99.1
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.
On April 7, 2009, in conjunction with the above referenced conference calls for analysts and asset managers, the Company posted slides on its website (www.denbury.com) containing updated operational and financial data, including updated information on contracts to purchase anthropogenic carbon dioxide (CO2) from proposed plants to be built, contingent on those plants being constructed. Also, as previously detailed in its press releases dated March 13 and March 26, 2009, the slides contain updated information on the Company’s hedging positions covering 2010 and 2011.
The statements and data contained in this Current Report on Form 8-K and in documents, slides and data referenced in this Report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such statements may relate to, among other things, capital expenditures, drilling activity, development activities, production efforts and volumes, net asset values, proved reserves, potential reserves and anticipated production growth rate in the Company’s CO2 models, 2009 production and expenditure estimates, including estimated tertiary production levels, availability and cost of equipment and services, and other enumerated reserve potential. These forward-looking statements are generally accompanied by words such as “estimated,” “projected,” “potential,” “anticipated,” “forecasted” or other words that convey the uncertainty of future events or outcomes. These statements are based on management’s current plans and assumptions and are subject to a number of risks and uncertainties as further outlined in the Company’s most recent Forms 10-K and 10-Q. Therefore, actual results may differ materially from expectations, estimates or assumptions expressed in or implied by any forward-looking statement made by or on behalf of the Company.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Denbury press release, dated April 7, 2009, “Denbury Resources Inc. Announces Conferences Provides Operational Update.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: April 9, 2009	By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Denbury press release, dated April 7, 2009, “Denbury Resources Inc. Announces Conferences Provides Operational Update.”